                                                                    EXHIBIT 10.6

                                          1.  CONTRACT ID CODE     PAGE OF PAGES
                                                                     1       5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT


2.  AMENDMENT/MODIFICATION NO.
             004

3.  EFFECTIVE DATE
           9/17/03

4.  REQUISITION/PURCHASE NO.

5.  PROJECT NO. (If applicable)


6.  ISSUED BY                                   CODE

    TSA/STDO
    590 Herndon Parkway, Suite 120
    Herndon, VA  20170

7.  ADMINISTERED BY (If other than Item 6)      CODE

    TSA/STDO
    590 Herndon Parkway, Suite 120
    Herndon, VA  20170

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    INVISION TECHNOLOGIES
    8151 Gateway Blvd
    Newark, NJ  94560


(X) 9A.  AMENDMENT OF SOLICITATION NO.

    9B.  DATED (SEE ITEM 11)

    10A. MODIFICATION OF CONTRACT/ORDER NO.

X        DTFA01-02-C-00023/DTFA01-02-F-23003

    10b. DATED (SEE ITEM 13)

         4/01/02

CODE                                  FACILITY CODE


            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)
     N/A

        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

      A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X B THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

      C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

      D OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return ____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

      The purpose of this modification is to amend quantities for Delivery Order # 3 in accordance with the attached. All other terms and conditions remain unchanged.



      Total Value DO #3: $157,550,000.00; TSA Funds - $157,550,000.00

15A.  NAME AND TITLE OF SIGNER (Type or print)


15B.  CONTRACTOR/OFFEROR


----------------------------------------------------
      (Signature of person authorized to sign)

15C.  DATE SIGNED


16A.  NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

      Patricia A. Newton

16B.  UNITED STATES OF AMERICA

BY   /s/ PATRICIA A. NEWTON
----------------------------------------------------
    (Signature of Contracting Officer)

16C.  DATE SIGNED

      9-17-03



NSN 7540-01-152-8070                 30-105        STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE                          Prescribed by GSA
                                                   FAR (48 CFR) 53.243

                                          Delivery Order DTFA01-02-23003 (rev.4)
                                                      Contract DTFA01-02-C-00023

                           DELIVERY ORDER DO#3 (rev.4)
                      Under Contract No. DTFA01-02-C-00023

The purpose of this revised Delivery Order is to amend quantities as part of the definitization of the contract. This is a no cost change delivery order. Changes authorized under this Delivery Order are prescribed herein.

1. Section B

The Contractor shall provide the following supplies and services in accordance with the terms and conditions of the definitized contract. The following line item(s) will be ordered in accordance with the contract amounts set forth below.

CLIN               TITLE                                      QUANTITY             UNIT PRICE          TOTAL
----               -----                                      --------             ----------          -----
RU-01       Manufacture Ramp-Up                                [***]                 [***]             [***]
0001A       Pass Through SA EDS Unit (CTX-2500)
            w/powered incline conveyor and baggage             [***]                 [***]             [***]
            exit slide/conveyor (units [***])
0001A       Pass Through SA EDS Unit (CTX-2500)
            w/powered incline conveyor and baggage             [***]                 [***]             [***]
            exit slide/conveyor (units [***])
0001A       Pass Through SA EDS Unit (CTX-2500)
            w/powered incline conveyor and baggage             [***]                 [***]             [***]
            exit slide/conveyor (units [***])
0006A       Pass Through SA EDS Unit (CTX-5500)
            w/powered incline conveyor and baggage             [***]                 [***]             [***]
            exit slide/conveyor (units [***])
0006A       Pass Through SA EDS Unit (CTX-5500)
            w/powered incline conveyor and baggage             [***]                 [***]             [***]
            exit slide/conveyor (units [***])
0006A       Parts Kits for SA EDS Unit (CTX-5500)
            w/powered incline conveyor and baggage             [***]                 [***]             [***]
            exit slide/conveyor

008         QASP ITEMS
0008A       [***] Multiplexing                                 [***]                 [***]             [***]
0008B       [***] Multiplexing                                 [***]                 [***]             [***]
0008C       [***] Multiplexing                                 [***]                 [***]             [***]
0008D       [***] PTRI  Workstations                           [***]                 [***]             [***]
0008E       [***] Multiplexing                                 [***]                 [***]             [***]
0008F       [***] Selectee Bag                                 [***]                 [***]             [***]
0008G       [***] High Speed Integrated EDS (CTX 9000)         [***]                 [***]             [***]
            Integration
0008H       Remote Image Replay/Archiver                       [***]                 [***]             [***]
0008I       Refurbishments w/o wty                             [***]                 [***]             [***]
0008J       UL Conformance                                     [***]                 [***]             [***]
0008K       Automated Data Collection                          [***]                 [***]             [***]
0008L       Three try logon                                    [***]                 [***]             [***]
0008M       Human Factors New GUI                              [***]                 [***]             [***]
0008N       Threat tracking                                    [***]                 [***]             [***]
0008O       Radiation Survey Mode                              [***]                 [***]             [***]


* Confidential treatment requested.

                                          Delivery Order DTFA01-02-23003 (rev.4)
                                                      Contract DTFA01-02-C-00023

0008P       Print format                                       [***]                 [***]             [***]

CLIN               TITLE                                      QUANTITY             UNIT PRICE          TOTAL
----               -----                                      --------             ----------          -----
0008Q       Feedback to Operator                               [***]                [***]              [***]
0008R       MuX Development                                    [***]                [***]              [***]
                                                                                                       -----
            TOTAL QASP ITEMS                                                                           [***]

CLIN        LABOR CATEGORY                                  HOURS (NTE)         COST/HR          TOTAL
----        --------------                                  -----------         -------          -----
3000        Time and Materials
            Field Service Engineer                             [***]             [***]           [***]
            Proj Mgr                                           [***]             [***]           [***]
            Software Engineer                                  [***]             [***]           [***]
            Sr. Software Engineer                              [***]             [***]           [***]
            Design Engineer                                    [***]             [***]           [***]
            Sr. Design Engineer                                [***]             [***]           [***]
            Sr. System Engineer                                [***]             [***]           [***]
            Estimated Materials                                [***]                             [***]
                                                                                                 ------------
            TOTAL TIME AND MATERIALS ORDERED                                                     [***]
            TOTAL ORDERED                                                                        $157,550,000

2. Funding: Funding in the amount of $157,550,000 is hereby authorized under this Delivery Order, under the provisions set forth below:

      3.2.4-22 Limitation of Government Liability (April 1996)

            (a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $157,550,000 dollars.

            (b) The maximum amount for which the Government shall be liable if this contract is terminated is $157,550,000 dollars.

                                 (End of clause)


Expenditures above that amount are not authorized, and are at InVision's own risk.

3.    Section C

The Contractor shall deliver the supplies and services associated with the above CLINs in accordance with the Statement of Work in Contract DTFAOI-02-C-00023.


* Confidential treatment requested.

                                          Delivery Order DTFA01-02-23003 (rev.4)
                                                      Contract DTFA01-02-C-00023

4.    Section F

The CLINS are to be delivered to the following locations:

  ITEM                                          DATE OF      PLACE OF      PLACE OF
  NO.         SUPPLY/SERVICE            QTY     DELIVERY     DELIVERY     ACCEPTANCE
  ---         --------------            ---     --------     --------     ----------
  0001A       Pass Through SA EDS      [***]     [***]         [***]      FOB ORIGIN
              Unit (CTX-2500)
              w/powered incline
              conveyor and baggage
              exit slide/conveyor
  0001A       Pass Through SA EDS      [***]     [***]         [***]      FOB ORIGIN
              Unit (CTX-2500)
              w/powered incline
              conveyor and baggage
              exit slide/conveyor
  0001A       Pass Through SA EDS      [***]     [***]         [***]      FOB ORIGIN
              Unit (CTX-2500)
              w/powered incline
              conveyor and baggage
              exit slide/conveyor
  0001A       Total Production Units   [***]
  0006A       Pass Through SA EDS      [***]     [***]         [***]      FOB ORIGIN
              Unit (CTX-5500)
              w/powered incline
              conveyor and baggage
              exit slide/conveyor
  0006A       Pass Through SA EDS      [***]     [***]         [***]      FOB ORIGIN
              Unit (CTX-5500)
              w/powered incline
              conveyor and baggage
              exit slide/conveyor
  0006A       Total Production Units   [***]

  0008        QASP ITEMS
  0008A       [***] Multiplexing                 [***]         [***]
  0008B       [***] Multiplexing                 [***]         [***]
  0008C       [***] Multiplexing                 [***]         [***]
  0008D       [***] PTRI                         [***]         [***]
              Workstations
  0008E       [***] Multiplexing                 [***]         [***]
  0008F       [***] Selectee Bag                 [***]         [***]
  0008G       [***] High Speed
              Integrated EDS (CTX                [***]         [***]
              9000) Integration
  0008H       Remote Image                       [***]         [***]
              Replay/Archiver                                             FOB Origin
  0008I       Refurbishments w/o wty             [***]         [***]      FOB Origin

* Confidential treatment requested.

                                          Delivery Order DTFA01-02-23003 (rev.4)
                                                      Contract DTFA01-02-C-00023


  ITEM                                          DATE OF      PLACE OF      PLACE OF
  NO.         SUPPLY/SERVICE            QTY     DELIVERY     DELIVERY     ACCEPTANCE
  ---         --------------            ---     --------     --------     ----------
  0008J       UL Conformance                     [***]

  0008K       Automated Data                     [***]         [***]
              Collection                                                  FOB Origin
  0008L       Three try logon                    [***]         [***]
                                                                          FOB Origin
  0008M       Human Factors New                  [***]         [***]
              GUI                                                         FOB Origin
  0008N       Threat tracking                    [***]         [***]
                                                                          FOB Origin
  0008O       Radiation Survey Mode              [***]         [***]
                                                                          FOB Origin
  0008P       Print format                       [***]         [***]
                                                                          FOB Origin
  0008Q       Feedback to Operator               [***]         [***]
                                                                          FOB Origin
  0008R       MuX Development                    [***]         [***]
                                                                          FOB Origin


b. Period of Delivery

The period of delivery for this order is from the date of award through December 31, 2004.

5. Section G - NO CHANGE


6. Section H - Special Terms and Conditions - NO CHANGE


                              END OF DELIVERY ORDER


* Confidential treatment requested.